UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  November 12, 2003

GRAPHIC PACKAGING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information and the attached exhibit are being furnished under “Item 12. Results of Operations and Financial Condition.”

On November 12, 2003, Graphic Packaging Corporation issued a press release reporting its third quarter 2003 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instructions B.2 and B.6 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING CORPORATION
(Registrant)

Date:	November 13, 2003	By:	/s/	Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General
Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 12, 2003 reporting third quarter 2003 results.